Transactions Subject to 10f-3 Report


Fund	Issuer/Security Description	Issuer in
Operation greater than or equal to 3 years* (Y/N)  Cusip
"Offering Type(US Registered, Eligible Muni, Eligible
Foreign, 144A)"
	Offering Date	Trade Date	Shares
Purchased	Unit Price of Offering	Price Paid Per
Unit	Underwriting Spread	Total Price Paid by Fund
	Firm Commitment Underwriting (Y/N)
	Underwriter From Whom the Fund Purchased
	Total Shares Offered	Total Size of the
Offering	Total Shares Purchased by Sub-adviser
	Total Price Paid by the Fund Plus Total Price
paid For Same Securities Purchased By the Same Sub-
adviser	% of Offering	Listing of ALL Syndicate
members	Affilate lead or co-lead manager? (Y/N)
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	AT&T Inc (T 4.90% August 14, 2037)
	Y	00206REN8	U.S. Registered
	07/27/17	07/27/17	374,000
	$99.822	$99.822	0.60%
	$373,334	Y	Goldman Sachs and
Company New York	4,500,000,000	$4,491,990,000
	69,151,000	$69,027,911	1.54%	BofA
Merrill Lunch, Goldman Sachs, JPMorgan, Mizuho
Securities, MUFG, Credit Suisse, Deutsche Bank, RBC
Capital Markets, Wells Fargo, BBVA, Santander, TD
Securities, Loop Capital Markets, BNY Mellon Capital
Markets, US Bancorp, CastleOak Securities, C.L. King &
Associates, Ramirez & Co, Siebert Cisneros Shank & Co,
The Williams Capital Group, Academy Securities Drexel
Hamilton, MFR Securities, Mischler Financial Group,
Apto Partners, Blaylock Van LLC	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	AerCap Ireland Capital DAC and AerCap
Global Aviation Trust (AER 3.65% July 21, 2027)	Y
	00774MAB1	U.S. Registered	07/17/17
	07/17/17	224,000	$99.494
	$99.494	0.65%	$222,867	Y
	Morgan Stanley and Company	1,000,000,000
	$994,940,000	27,974,000	$27,832,452
	2.80%	Credit Agricole CIB, Credit Suisse,
Deutsche Bank, Morgan Stanley, Barclays, BNP Paribas,
BofA Merrill Lynch, Citigroup, Goldman Sachs, HSBC,
JPMorgan, Mizuho Securities, RBC Capital Markets,
Santander, SunTrust Robinson Humphrey, Wells Fargo,
Citizens Capital, Fifth Third Securities, MUFG, Societe
Generale	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Intesa Sanpaolo SPA (ISPIM 3.875% July
14, 2027 144A)	Y	46115HBB2	144A
	07/10/17	07/10/17	200,000
	$99.786	$99.786	0.45%
	$199,572	Y	Goldman Sachs and
Company New York	1,250,000,000	$1,247,325,000
	21,850,000	$21,803,241	1.75%	Banca
IMI Securities, BofA Merrill Lynch, Citigroup, Goldman
Sachs, JPMorgan, Morgan Stanley, Wells Fargo	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Orix Corporation (ORIX 2.90% July 18,
2022)	Y	686330AH4	U.S. Registered
	07/10/17	07/10/17	101,000
	$99.852	$99.852	0.35%
	$100,851	Y	Goldman Sachs and
Company New York	750,000,000	$748,890,000
	28,263,000	$28,221,171	3.77%
	JPMorgan, Goldman Sachs, Morgan Stanley,
ANZ, BNP Paribas, Citigroup, Credit Agricole, Daiwa
Capital Markets, Deutsche Bank, ING, BofA Merrill Lynch,
Mizuho Securities, Nomura, SMBC Nikko, Standard
Chartered	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Petroleos Mexicanos (PEMEX 6.50%
March 13, 2027 144A)	Y	71656LBS9	144A
	07/11/17	07/11/17	250,000
	$105.487	$105.487	0.17%
	$263,718	Y	HSBC Securities (USA)
Inc 	2,500,000,000	$2,637,175,000	21,660,000
	$22,848,484	0.87%	BBVA Securities, HSBC
Securities, JPMorgan, Santander	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Sumitomo Mitsui Financial Group Inc.
(SUMIBK 2.784% July 12, 2022)	Y	86562MAQ3
	U.S. Registered	07/06/17	07/06/17
	200,000	$100.00	$100.00
	0.35%	$200,000	Y	SMBC Nikko
Securities America, Inc. 	2,000,000,000
$2,000,000,000
	59,680,000	$59,680,000	2.98%
	Goldman Sachs, SMBC Nikko, BofA Merrill Lynch,
Citigroup, Barclays, JPMorgan, Nomura, Daiwa Capital
Markets, HSBC, Credit Agricole, Credit Suisse, UBS,
Wells Fargo	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	American Airlines Inc. 2017-2 A PTT
(AAL 2017-2 A PTT 3.60% October 15, 2029)	Y
	02376CAA2	U.S. Registered	07/31/17
	07/31/17	125,000	$100.00
	$100.00	1.00%	$125,000	Y
	Goldman Sachs and Company New York
	252,254,000	$252,254,000	7,965,000
	$7,965,000	3.16%	Goldman Sachs, Credit
Suisse, Deutsche Bank, Citigroup, Morgan Stanley, BofA
Merrill Lynch, Barclays, JPMorgan, BNP Paribas, Credit
Agricole, ICBC, US Bancorp, Academy Securities
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Amazon.com Inc (AMZN 3.875% August
22, 2037 144A)	Y	023135BD7	144A
	08/15/17	08/15/17	230,000
	$99.751	$99.751	0.72%
	$229,427	Y	Goldman Sachs and
Company New York	2,750,000,000	$2,743,152,500
	23,655,000	$23,596,099	0.86%	BofA
Merrill Lynch, Goldman Sachs, JPMorgan, Academy
Securities, CL King & Associates, HSBC, R Seelaus & Co.
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Amazon.com Inc (AMZN 4.25% August
22, 2057 144A)	Y	023135BK1	144A
	08/15/17	08/15/17	300,000
	$99.182	$99.182	0.75%
	$297,546	Y	Goldman Sachs and
Company New York	2,250,000,000	$2,231,595,000
	46,205,000	$45,827,043	2.05%	BofA
Merrill Lynch, Goldman Sachs, JPMorgan, Academy
Securities, CL King & Associates, HSBC, R Seelaus & Co.
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	CNA Financial Corporation (CNAFNL
3.45% August 15, 2027)	Y	126117AU4	U.S
Registered	08/07/17	08/07/17
	150,000	$99.773	$99.773
	0.65%	$149,660	Y	Barclays Capital
Inc.	500,000,000	$498,865,000	2,700,000
	$2,693,871	0.54%	Barclays, Wels Fargo
Securities, BofA Merrill Lynch, Citigroup, Credit Suisse,
JPMorgan, US Bancorp, Ramirez & Co. Inc, Loop Capital
Markets, The Williams Capital Group LP	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Digital Realty Trust LP (DLR 3.70%
August 15, 2027)	Y	25389JAR7	U.S
Registered	08/02/17	08/02/17	77,000
	$99.924	$99.924	0.65%
	$76,941	Y	Goldman Sachs and
Company New York	1,000,000,000	$999,240,000
	10,453,000	$10,445,056	1.05%	BofA
Merrill Lynch, Citigroup, Credit Suisse, JPMorgan,
Morgan Stanley, Barclays, Jeffereies, Mizuho Securities,
MUFG, Scotiabank, SMBC Nikko, SunTrust Robinson
Humphrey, TD Securities, US Bancorp, Wells Fargo,
BB&T Capital Markets, BBVA, Raymond James	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Duke Energy Corp (DUK 3.95% August
15, 2047)	Y	26441CAY1	U.S Registered
	08/07/17	08/07/17	160,000
	$99.598	$99.598	0.88%
	$159,357	Y	BofA Merrill Lynch
	500,000,000	$497,990,000	3,100,000
	$3,087,538	0.62%	Barclays, BofA Merrill
Lynch, Credit Suisse, JPMorgan, MUFG, Loop Capital
Markstes, BB&T Capital Markets, PNC Capital Markets,
Regions Securities LLC, Santander, The Williams Capital
Group, Academy Securities, Blaylock Ban LLC, CastleOak
Securities LP, Ramirez& Co Inc	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	E*Trade Financial Corp (ETFC 3.80%
August 24, 2027)	Y	269246BQ6	U.S
Registered	08/15/17	08/15/17	43,000
	$99.852	$99.852	0.65%
	$42,936	Y	Credit Suisse Securities
(USA) LLC	400,000,000	$399,408,000
	3,591,000	$3,585,685	0.90%	Credit
Suisse, BofA Merrill Lynch, JPMorgan, Wells Fargo
Securities, Barclays, Goldman Sachs, Morgan Stanley
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Lear Corporation (LEA 3.80% September
15, 2027)	Y	521865AY1	U.S Registered
	08/14/17	08/14/17	56,000
	$99.294	$99.294	0.65%
	$55,605	Y	BofA Merrill Lynch
	750,000,000	$744,705,000	4,484,000
	$4,452,343	0.60%	BofA Merrill Lynch,
Barclays, Citigroup, HSBC, JPMorgan, BNP Paribas,
MUFG, RBC Capital Markets, SMBC Nikko,
Commerzbank, PNC Capital Markets LLC, Societe
Generale, UniCredit Capital Markets, US Bancorp
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	O'Reilly Automotive Inc (ORLY 3.60%
September 1, 2027)	Y	67103HAF4	U.S
Registered	08/10/17	08/10/17
	124,000	$99.840	$99.840
	0.65%	$123,802	Y	BofA Merrill
Lynch	750,000,000	$748,800,000	12,589,000
	$12,568,858	1.68%	BofA Merrill Lynch,
JPMorgan, Wells Fargo, US Bancorp, BB&T Capital
Markets, BNP Paribas, Capital One Securities, Citizens
Capital Markets, Huntington Capital Markets, Mizuho
Securities, MUFG, PNC Capital Markets, Regions
Securities, SunTrust Robinson Humphrey, TD Securities
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	The Priceline Group Inc. (PCLN 2.75%
March 15, 2023)	Y	741503BB1	U.S
Registered	08/10/17	08/10/17
	143,000	$99.854	$99.854
	0.35%	$142,791	Y	Wells Fargo
Advisors LLC 	500,000,000	$499,270,000
	11,010,000	$10,993,925	2.20%
	Goldman Sachs, JPMorgan, Wells Fargo, Bofa
Merrill Lynch, Citigroup, TD Securities, US Bancorp,
Barclays, Morgan Stanley, Standard Chartered Bank
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	The Procter & Gamble Company (PG
2.85% August 11, 2027)	Y	742718EV7	U.S
Registered	08/09/17	08/09/17
	200,000	$99.793	$99.793
	0.45%	$199,586	Y	Goldman Sachs
and Company New York	750,000,000	$748,447,500
	16,530,000	$16,495,783	2.20%
	Citigroup, Goldman Sachs, JPMorgan, Deutsche
Bank, HSBC, Morgan Stanley, BofA merrill Lynch,
Barclays, MUFG, RBC Capital Markets, BBVA, ING, Wells
Fargo, The Williams Capital Group, Fifth Third Securities,
PNC Capital Markets, US Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	American Airlines Inc 2017-2 B PTT (AAL
2017-2 B 3.70% October 15, 2025)	Y
	02377DAA0	U.S Registered	09/26/17
	09/26/17	282,000	$100.000
	$100.000	1.00%	$100	Y
	Deutsche Bank Securities	220,723,000
	$220,723,000	5,194,000	$5,194,000
	2.35%	Deutsche Bank, Credit Suisse, Gpldman
Sachs, BofA Merrill Lynch, Barclays, Citigroup, ICBC
Standard Bank, JPMorgan, Morgan Stanley, BNP Paribas,
Credit Agricole, Standard Chartered, SMBC Nikko, US
Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Apple Inc (AAPL 2.90% September 12,
2027)	Y	037833DB3	U.S Registered
	09/05/17	09/05/17	550,000
	$99.888	$99.888	0.20%	$100
	Y	Deutsche Bank Securities
	2,000,000,000	$1,997,760,000	50,295,000
	$50,238,670	2.51%	Goldman Sachs, Bofa
Merrill Lynch, Deutsche Bank, JPMorgan, Morgan
Stanley, Barclays, Wells Fargo, Blaylock Van LLC,
CastleOak Securities, Mischler Financial Ramirez & Co
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Apple Inc (AAPL 3.75% September 12,
2047)	Y	037833DD9	U.S Registered
	09/05/17	09/05/17	350,000
	$99.429	$99.429	0.40%	$99
	Y	Goldman Sachs and Company New York
	1,000,000,000	$994,290,000	36,675,000
	$36,465,586	3.67%	Goldman Sachs, Bofa
Merrill Lynch, Deutsche Bank, JPMorgan, Morgan
Stanley, Barclays, Wells Fargo, Blaylock Van LLC,
CastleOak Securities, Mischler Financial Ramirez & Co
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Bank of Monteal (BMO 2.35%
September 11, 2022)	Y	06367TG38	U.S
Registered	09/06/17	09/06/17
	150,000	$99.864	$99.864
	0.35%	$100	Y	BMO Capital Markets
Corporation	1,100,000,000	$1,098,504,000
	63,565,000	$63,478,552	5.78%	BMO
Capital Markets, JPMorgan, BNP Paribas, BofA Merrill
Lynch, Citigroup, Barclays, Desjardins Capital Markets,
Goldman Scahs, HSBC, Morgan Stanley, Wells Fargo
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	BOC Aviation LTD (BOCAVI 3.075%
September 11, 2022 144A)	Y	09681LAD2
	144A	09/11/17	09/11/17
	200,000	$99.459	$99.459
	0.32%	$99	Y	HSBC Securities (USA)
Inc. 	750,000,000	$745,942,500	8,900,000
	$8,851,851	1.19%	Bank of China
International, BNP Paribas, Citigroup Global Markets,
DBS Bank, Goldman Sachs, HSBC Securities, JPMorgan,
Morgan Stanley, MUFG,UOB Asia Limited, Wells Fargo,
Westpac Banking	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Bunge Limited Finance Corp (BG 3.75%
September 25, 2027)	Y	120568AZ3	U.S
Registered	09/18/17	09/18/17	59,000
	$99.736	$99.736	0.65%	$99
	Y	Citigroup Global Markets Inc.
	600,000,000	$598,416,000	23,708,000
	$23,645,411	3.95%	Citigroup, JPMorgan,
Mizuho, SMBC Nikko, Credit Suisse, BNP Paribas, Credit
Agricole, Morgan Stanley, UniCredit Capital Markets,
ABN Amro, Deutsche Bank, HSBC, Rabo Securities,
Societe Generale, ANZ Securities, Barclays, BB Securities,
BBVA, BMO Capital Markets, Commerzbank, ICBC
Standard Bank, ING, Loop Capital Markets,
nabSecurities, PNC Capital Marlets, NatWest Markets,
Santander, Scotiabank, Standard Chartered Bank,
SunTrust Robinson Humphrey	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Concho Resources Inc (CXO 3.75%
October 1, 2027)	Y	20605PAH4	U.S
Registered	09/13/17	09/13/17	79,000
	$99.636	$99.636	0.65%	$99
	Y	BofA Merrill Lynch	1,000,000,000
	$996,360,000	4,516,000	$4,499,562
	0.45%	BofA Merrill Lynch, Barclays, Citigroup,
BMO Capital Markets, Capital One Sceuirties, Credit
Suisse, ING, JPMorgan, MUFG, PNC Capital Markets,
RBC Capital Markets, US Bancorp, Wells Fargo, BB&T
Capital Markets, BBVA, CIBC Capital Markets, Comerica
Securities, DNB Markets, KeyBanc Capital Markets,
Regions Securities, SMBC Nikko	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Consumer Loan Underlying Bond Credit
Trust 2017-P1 A (CLUB 2017-P1 A 2.42% September 15,
2023 144A)	Y	21051AAA9	144A
	09/15/17	09/15/17	1,435,000
	$99.997	$99.997	0.75%	$100
	Y	Citigroup Global Markets Inc.
	217,334,000	$217,327,480	13,813,000
	$13,812,586	6.36%	Citigroup, JPMorgan
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	EQT Corporation (EQT 3.90% October 1,
2027)	Y	26884LAF6	U.S Registered
	09/27/17	09/27/17	116,000
	$99.918	$99.918	0.65%	$100
	Y	Citigroup Global Markets Inc
	1,250,000,000	$1,248,975,000	6,934,000
	$6,928,314	0.55%	Citigroup, BofA Merrill
Lynch, Deutsche Bank, Wells Fargo, Credit Suisse, MUFG,
Goldman Sachs, PNC Capital Markets, JPMorgan, RBC
Capital Markets, BNP Paribas, Scotiabank, US Bancorp,
BNY Mellon Capital Markets, CIBC Capital Markets,
Huntington Capital Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Goodman US Finance Three (GMGAU
3.70% March 15, 2028 144A)	Y	38239JAA9
	144A	09/19/17	09/19/17
	108,000	$99.631	$99.631
	0.45%	$99	Y	HSBC Securities (USA)
Inc.	525,000,000	$523,062,750	20,768,000
	$20,691,366	3.96%	Barclays, HSBC,
JPMorgan, RBC Capital Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Goodman US Finance Three (GMGAU
4.50% October 15, 2037 144A)	Y	38239KAA6
	144A	09/19/17	09/19/17	93,000
	$99.840	$99.840	0.75%	$100
	Y	HSBC Securities (USA) Inc.
	325,000,000	$324,480,000	22,291,000
	$22,255,334	6.86%	Barclays, HSBC,
JPMorgan, RBC Capital Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Magellan Health Services (MGLN 4.40%
September 22, 2024)	Y	559079AK4	U.S
Registered	09/15/17	09/15/17
	333,000	$99.809	$99.809
	0.90%	$100	Y	Wells Fargo Securities
LLC	400,000,000	$399,236,000	18,219,000
	$18,184,202	4.55%	JPMorgan, MUFG, Wells
Fargo, BBVA, US Bancorp, Citgroup, Fifth Third
Securities, KeyBanc Capital Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Metropolitan Life Global Funding I (MET
3.00% September 19, 2027 144A)	Y
	59217GCK3	144A	09/12/17
	09/12/17	350,000	$99.803
	$99.803	0.45%	$100	Y	BofA
Merrill Lynch	750,000,000	$748,522,500
	9,400,000	$9,381,482	1.25%
	Barclays, SunTrust Robinson Humphrey, Wells
Fargo, Citigroup, PNC Capital Markets, SMBC Nikko,
JPMorgan, Mizuho Securities, RBC Capital Markets, US
Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Mitsubishi UFJ Lease and Finance
(MUFJLF 2.652% September 19, 2022 144A)	Y
	60682LAA0	144A	09/11/17
	09/11/17	200,000	$100.00
	$100.00	0.35%	$100	Y	Morgan
Stanley and Company LLC	500,000,000
	$500,000,000	8,654,000	$8,654,000
	1.73%	BofA Merrill Lynch, Citigroup, JPMOrgan,
Morgan Stanley	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	PPL Capital Funding Inc (PPL 4.00%
September 15, 2047)	Y	69352PAM5	U.S
Registered	09/06/17	09/06/17
	127,000	$98.792	$98.792
	0.88%	$98	Y	Goldman Sachs and
Company New York	500,000,000	$493,960,000
	14,606,000	$14,429,560	2.92%	BofA
Merrill Lynch, Goldman Sachs, JPMorgan, Scotiabank,
BNY Mellon Capital Markets, CIBC Capital Markets, PNC
Capital Markets, US Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Union Pacific Corporation (UNP 3.60%
September 15, 2037)	Y	907818EQ7	U.S
Registered	09/12/17	09/12/17	41,000
	$99.901	$99.901	0.88%	$100
	Y	Morgan Stanley and Company LLC
	500,000,000	$499,505,000	17,180,000
	$17,162,992	3.44%	Barclays, Citigroup,
Credit Suisse, Morgan Stanley, BofA Merrill Lynch,
JPMorgan, MUFG, SunTrust Robinson Humphrey, US
Bancorp, Wells Frago, BNY Mellon Capital Markets,
Mizuho Securities, Loop Capital Markets, PNC Capital
Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Union Pacific Corporation (UNP 4.10%
September 15, 2067)	Y	907818ER5	U.S
Registered	09/12/17	09/12/17	80,000
	$99.852	$99.852	0.88%	$100
	Y	Morgan Stanley and Company LLC
	500,000,000	$499,260,000	18,700,000
	$18,672,324	3.74%	Barclays, Citigroup,
Credit Suisse, Morgan Stanley, BofA Merrill Lynch,
JPMorgan, MUFG, SunTrust Robinson Humphrey, US
Bancorp, Wells Frago, BNY Mellon Capital Markets,
Mizuho Securities, Loop Capital Markets, PNC Capital
Markets	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Celgene Corporation (CELG 3.45
November 15, 2027)	Y	151020AY0	U.S.
Registered	31-OCT-17	31-OCT-17
	200,000	99.848	99.848	0.45%
	199,696	Y	Barclays Capital Inc
( Taxable FI)	1,000,000,000	$998,480,000
	11,700,000	$11,682,216	1.17%
	Barclays, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley, MUFG, Standard Chartered
Bank, PNC Capital Markets, US Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Enel Finance International NV (ENELIM
3.50 April 6, 2028 144A)	Y	29278GAF5  144A
	03-OCT-17	03-OCT-17	200,000
	98.762	98.762	0.45%	197,524	Y
	Goldman Sachs and Co New York
	1,000,000,000	$987,620,000	30,185,000
	$29,811,310	3.02%	Barclays, BBVA
Securities, Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan, Mizuho Securities, Morgan
Stanley, MUFG, NatWest Markets, Santander	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	John Deere Capital Corporation (DE
2.65 June 24, 2024)	Y	24422ETT6	U.S.
Registered	02-OCT-17	02-OCT-17
	150,000	99.291	99.291	0.42%
	148,937	Y	RBC Capital Markets
LLC	300,000,000	$297,873,000	15,865,000
	$15,752,517	5.29%	Deutsche Bank,
JPMorgan, RBC Capital Markets, Credit Suisse, Loop
Capital Markets, Standard Chartered Bank	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Northrop Grumman Corp (NOC 3.25
January 15, 2028)	Y	666807BN1	U.S.
Registered	10-OCT-17	10-OCT-17
	150,000	99.947	99.947	0.45%
	149,921	Y	Goldman Sachs and Co
New York	2,000,000,000	$1,998,940,000
	32,300,000	$32,282,881	1.62%
	JPMorgan, Goldman Sachs, Credit Suisse, Wells
Fargo, BofA Merrill Lynch, Lloyds Securities, Mizuho
Securities, BNP Paribas, Deutsche Bank, MUFG, ANZ
Securities, BNY Mellon Capital Markets, Scotiabank,
SMBC Nikko, UniCredit Capital Markets, US Bancorp,
Academy Securities, Blaylock Van LLC, Drexel Hamilton,
Mischler Financial Group, The Williams Capital Group
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Sumitomo Mitsui Financial Group Inc.
(SUMIBK 2.778 October 18, 2022)	Y
	86562MAU4	U.S. Registered	11-OCT-17
	11-OCT-17	185,000	100	100
	0.35%	185,000	Y	SMBC NIKKO
SECURITIES AMERICA, INC	1,250,000,000
	$1,000,000,000	56,574,000	$56,574,000
	4.53%	Goldman Sachs, SMBC Nikko, Citigroup,
JPMorgan, Barclays, BofA Merrill Lynch, Nomura, Daiwa
Capital Markets, HSBC, Credit Suisse, Deutsche Bank,
Lloyds Securities, Wells Fargo Securities	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	United Airlines 2016-1 B PTT (UAL 2016-
1 B 3.65 January 7, 2026)	Y	90933HAA3
	U.S. Registered	23-OCT-17	23-OCT-17
	164,000	100	100	1.00%
	164,000	Y	Credit Suisse Securities
(USA) LLC - (CA	258,348,000	$258,348,000
	5,341,000	$5,341,000	2.07%	BofA
Merrill Lynch, BNP Paribas, Citigroup, Credit Agricole,
Credit Suisse, Deutsche Bank, Goldman Sachs,
JPMorgan, Morgan Stanley	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Wal-Mart Stores Inc. (WMT 3.625
December 15, 2047)	Y	931142DW0	U.S.
Registered	11-OCT-17	11-OCT-17
	125,000	99.848	99.848	0.88%
	124,810	Y	Citigroup Global
Markets Inc (Taxable FI	1,000,000,000	$998,480,000
	23,745,000	$23,708,908	2.37%
	Barclays, Citigroup, Morgan Stanley, HSBC,
JPMorgan, Mizuho Securities, BNP Paribas, Credit Suisse,
Goldman Sachs, MUFG, US Bancorp, Wells Fargo,
Santander, Standard Chartered Bank, BBVA, ICBC
Standard Bank, Lloyds Securities, Loop Capital Markets,
NatWest Markets, Popular Securities, Scotiabank, TD
Securities, Academy Securities, CL King & Associates,
The Williams Capital Group	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	AERCAP IRELAND CAP/GLOBA AER 3 1/2
15JAN25	Y	00774MAC9	U.S. Registered
	11/16/2017	11/16/2017	180,000
	99.440	99.440	0.63%	178,992	Y
	Mizuho Securities USA Incorporated
	800,000,000	795,520,000	19,765,000
	$19,654,316	2.47%	Barclays, Mizuho
Securities, RBC Capital Markets, Santander, BNP Paribas,
BofA Merrill Lynch, Citigroup, Credit Agricole CIB, Credit
Suisse, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan,
Morgan Stanley, SunTrust Robinson Humphrey, TD
Securities, Wells Fargo, Citizens Capital Markeys, Fifth
Third Securities, MUFG, Societe Generale	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	Air Lease Corp AL 3.625 01DEC27
	Y	00912XAY0	U.S. Registered
	11/13/2017	11/13/2017	100,000
	98.945	98.945	0.65%	$98	Y	BofA
Merrill Lynch	500,000,000	$32,500
	12,430,000	$12,298,864	2.49%	BofA
Merrill Lynch, JPMorgan, Lloyds Securities, Mizuho
Securities, BMO Capital Markets, BNP Paribas, Citigroup,
Commonwealth Bank of America, Fifth Third Securities,
Goldman Sachs, ICBC Standard Bank, KeyBanc Capital
Markets, Loop Capital Markets, Morgan Stanley, MUFG,
RBC Capital Markets, Societe Generale, SunTrust
Robinson Humphrey, Wells Fargo	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	BOSTON PROPERTIES LP BXP 3.2
15JAN25	Y	10112RAZ7	U.S. Registered
	11/17/2017	11/17/2017	266,000
	99.757	99.757	0.63%	265,354	Y
	Deutsche Bank Securities Inc. (Govt/Corp
	850,000,000	847,934,500	17,093,000
	$17,051,464	2.01%	BofA Merrill Lynch, BNY
Mellon Capital Markets LLC, Deutsche Bank Securities,
JPMorgan, Morgan Stanley, Jefferies, Scotiabank, TD
Securities, Wells Fargo, BB&T Capital Markets, Fifth
Third Securities, Mizuho , SunTrust Robinson Humphrey,
US Bancorp	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	CLUB 2017-P2 A CLUB 2017-P2 A
	Y	21051CAC1	U.S. Registered
	11/29/2017	11/29/2017	971,000
	99.99732	99.99732	0.85%
	970,974	Y	Citigroup Global
Markets Inc (Taxable FI	239,400,000	239,393,584
	40,354,000	$40,352,919	16.86%
	Citigroup, JPMorgan, BNP Paribas	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	ECOLAB INC ECL 3.25 01DEC27 144A
	Y	278865BB5	144A	11/16/2017
	11/16/2017	151,000	99.695	99.695
	0.65%	150,539	Y	Citigroup
Global Markets Inc (Taxable FI	500,000,000
	498,475,000	5,557,000	$5,540,051
	1.11%	Citigroup, Credit Suisse, JPMorgan,
MUFG, SMBC Nikko, US Bancorp, Barclays, Goldman
Sachs, BofA Merrill Lynch, Mizuho, Wells Fargo,
Williams Capital Group	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	GENERAL MOTORS FINL CO GM 3.5
07NOV24	Y	37045XCD6	U.S. Registered
	11/2/2017	11/2/2017	375,000
	99.852	99.852	0.40%	374,445	Y
	Deutsche Bank Securities Inc. (Govt/Corp
	750,000,000	748,890,000	59,345,000
	$59,257,169	7.91%	Bradesco BBI,
Commerzbank, Credit Agicole CIB, Deutsche Bank,
JPMorgan, Natwest Markets, BMO Capital Markets,
ICBC Standard Bank, UniCredit Capital Markets, Guzman
& Co, The Williams Capital Group	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	JOHNSON & JOHNSON JNJ 3.4 15JAN38
	Y	478160CL6	U.S. Registered
	11/8/2017	11/8/2017	247,000
	99.703	99.703	0.75%	246,266	Y
	Goldman Sachs and Co New York
	1,000,000,000	997,030,000	31,619,000
	$31,525,092	3.16%	BofA Merrill Lynch,
Goldman sachs, JPMorgan, Citigroup, Deutsche Bank,
BNP Paribas, HSBC, Natwest Markets, The Williams
Capital Group, ING, Santander, MUFG, UBS Investment
Bank, RBC Capital Markets, UniCredit Capital Markets
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	MACQUARIE GROUP LTD MQGAU FRN
31DEC28 144A	Y	55608JAK4	144A
	11/20/2017	11/20/2017	350,000
	100.00	100.00	0.40%	350,000	Y
	HSBC Securities (USA) Inc (New York)
	750,000,000	750,000,000	22,475,000
	$22,475,000	3.00%	BofA Merrill Lynch,
Citigroup, HSBC Securities, JPMorgan, Macquarie
Capital 	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	ORACLE CORP ORCL 2.95 15NOV24
	Y	68389XBS3	U.S. Registered
	11/7/2017	11/7/2017	500,000
	99.842	99.842	0.20%	499,210	Y
	BofA Merrill Lynch	2,000,000,000
	1,996,840,000	59,665,000	$59,570,729
	2.98%	BofA Merrill Lynch, Wells Fargo,
JPMorgan, BNP Paribas, HSBC, Standard Chartered
	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	AIR CANADA 2017-1 CLASS AA PAS
ACACN 3.3 15JUL31 144A	Y	00908PAA5
	144A	12/7/2017	12/7/2017
	160,000	100	100	1.00%
	160,000	Y	Credit Suisse Securities
(USA) LLC - (CA	400,108,000	400,108,000
	29,446,000	29,446,000	7.36%	BofA
Merrill Lynch, Barclays, Citigroup, Credit Suisse,
Deutsche Bank, Morgan Stanley, TD Securities, Natixis,
JPMorgan	Y
Transamerica Series Trust/Transamerica JPMorgan Core
Bond VP 	AIR CANADA 2017-1 CLASS A PASS
ACACN 3.55 15JUL31 144A	Y	00908PAB3
	144A	12/7/2017	12/7/2017
	227,000	100	100	1.00%
	227,000	Y	Credit Suisse Securities
(USA) LLC - (CA	172,198,000	172,198,000
	19,287,000	19,287,000	11.2%	BofA
Merrill Lynch, Barclays, Citigroup, Credit Suisse,
Deutsche Bank, Morgan Stanley, TD Securities, Natixis,
JPMorgan	Y



1) The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair comparied to underwritings of similar securities during a comparable period of time.
In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.



2) For munis purchased from syndicate manager, initial
to confirm that the purcahse was not designated as a
group sale 			INITIAL	N/A


3) If affiliate was lead or co-lead manager the instruction "The Sub-adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund." was give to the syndicate brokers.

	INITIAL	AKJ





	/s/ Anna K. Jensen



	Sub-Adviser certification


* Not applicable to munis. In the case of munis (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no grater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.